SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ALARION FINANCIAL SERVICES, INC.

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ALARION FINANCIAL SERVICES, INC.

April 13, 2009

To Our Shareholders:

The 2009 Annual Meeting will be held at the Gainesville Country Club, 7300 SW 35th Way, Gainesville, Florida on May 13, 2009, at 1:00 p.m., Eastern Time. The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. Our Directors and officers, as well as a representative of the accounting firm, Hacker, Johnson & Smith, P.A., will be present at the Annual Meeting to answer any questions you might have about the Company.

It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and signing the enclosed proxy card. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

Under new rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet. You may access the following information as of the date the proxy materials are first sent to our shareholders at https://www.sendd.com/EZProxy/?project_id=140, which does not have “cookies” that identify visitors to the site: Notice of 2009 Annual Meeting of Shareholders; Proxy Statement for 2009 Annual Meeting of Shareholders; and Annual Report on Form 10-K for the year ended December 31, 2008.

On behalf of the Board of Directors and all the employees of Alarion Financial Services, Inc., we look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Jon M. Kurtz
Jon M. Kurtz
President and Chief Executive Officer

ALARION FINANCIAL SERVICES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 13, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (“Annual Meeting”) of Alarion Financial Services, Inc. (“Alarion Financial”) will be held at the Gainesville Country Club, 7300 SW 35th Way, Gainesville, Florida on May 13, 2009, at 1:00 p.m., Eastern Time, to consider the following proposals:

•	Proposal 1 – Election of nine members of Alarion Financial’s Board of Directors;

•	Proposal 2 – An advisory vote on executive compensation

•	Proposal 3 – Ratification of the selection of Hacker, Johnson & Smith, P.A. as Alarion Financial’s independent auditors for the year ending December 31, 2009; and

•	Proposal 4 – Adjournment of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 1, 2 or 3.

The Board of Directors has fixed the close of business on March 18, 2009, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of common stock of record at that time will be entitled to vote at the Annual Meeting, or any adjournment thereof. In the event there are insufficient votes to approve Proposal 1, Proposal 2 or Proposal 3 at the Annual Meeting, it may be adjourned upon approval of Proposal 4, to permit further solicitation of proxies.

By Order of the Board of Directors,

/s/ Jon M. Kurtz
Jon M. Kurtz
Chief Executive Officer and President

Ocala, Florida

April 13, 2009

ALARION FINANCIAL SERVICES, INC.

PROXY STATEMENT

DATE, TIME AND LOCATION OF THE ANNUAL MEETING

¢ Wednesday, May 13, 2009

¢ 1:00 p.m. local time

¢ Gainesville Country Club

7300 SW 35th Way, Gainesville, Florida

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 13, 2009.

A copy of this proxy statement and of Alarion Financial’s Annual Report on Form 10-K are also available via the Internet at https://www.sendd.com/EZProxy/?project_id=140

VOTING PROCEDURES

General Information

These proxy materials are being provided in connection with the solicitation of proxies by the Board of Directors of Alarion Financial Services, Inc. (“Alarion Financial”) to be voted at the 2009 Annual Meeting of Shareholders, and any adjournment thereof (“Annual Meeting”). Alarion Financial’s Annual Report, which includes the financial statements for the fiscal year ended December 31, 2008, accompanies this Proxy Statement, which is first being mailed to shareholders on or about April 13, 2009.

Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the appropriate spaces provided on the enclosed Proxy Card, and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. If you do not indicate how you wish your shares to be voted on a matter, the shares represented by your properly executed Proxy Card will be voted in accordance with the recommendations of the Board of Directors as stated in this Proxy Statement.

In order for us to have a quorum present to be able to convene the Annual Meeting, it is important that your Proxy Card be returned promptly, whether or not you presently plan to attend the Annual Meeting in person. Therefore, please complete, sign, and date the enclosed Proxy Card and return it in the postage-paid envelope provided prior to the Annual Meeting date, so that your proxy can be counted for purposes of establishing a quorum in order for the Annual Meeting to proceed as scheduled.

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Avenue• Ocala, Florida 34470

Voting Procedures

In accordance with Florida law and our Bylaws, directors will be elected at the Annual Meeting by a plurality of the votes cast. This means that each of the nine nominees who receive the most votes, regardless of the actual number of votes, will be elected to serve on the Board for a one year term. Any other matter on which shareholders vote at the Annual Meeting, will be determined by the affirmative vote of a majority of the votes cast.

A shareholder may abstain or withhold a vote with respect to any item submitted for shareholder approval. Abstentions and withheld votes will be counted as being present for purposes of determining the existence of a quorum, but will not be counted as voting in favor of any proposal brought before the Annual Meeting.

The manner in which your shares may be voted depends on how your shares are held.

Shares Held of Record. If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing and returning the Proxy Card in the enclosed postage-paid, pre-addressed envelope.

Shares Held in Brokerage Accounts. If you own shares through a bank or brokerage firm, you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct how your shares are to be voted. As with a Proxy Card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided. Many brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

If you do not provide instructions to your bank or brokerage firm, under certain circumstances the firm may vote your shares. Such entities have authority to vote their customers’ share on certain routine matters, including the election of directors. When a firm votes its customers’ shares on routine matters, those shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A firm cannot vote its customers’ shares on non-routine matters. Accordingly, those shares are not counted as votes against a non-routine matter, but rather not counted at all for these matters. Proposal 2, the advisory vote on executive compensation is considered non-routine.

Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by Proxy Card. If you own common stock through a brokerage account, you may attend the Annual Meeting, but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the brokerage firm that holds your shares. You should contact your brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting in the manner described below even if you have already voted.

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Avenue• Ocala, Florida 34470

Revocation of Proxy

Any shareholder holding common stock of record may revoke a previously granted proxy at any time before it is voted, by delivering to our Corporate Secretary a written notice of revocation or a duly executed Proxy Card bearing a later date, or by attending the Annual Meeting and voting in person. Any stockholder holding common stock through a brokerage firm may change or revoke previously given voting instructions by contacting the brokerage firm, or by obtaining a legal proxy from the brokerage firm and voting in person at the Annual Meeting.

BOARD OF DIRECTORS MEETINGS

During 2008, our Board of Directors held twelve regular meetings and two special meetings. In 2008, each of our directors attended at least 75% of the meetings of the Board, including any committees on which a director has served. Alarion Financial also requires its directors to attend its Annual Meeting of Shareholders. In 2008, all of the directors attended the Meeting except Gloria Fletcher.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

In accordance with its Charter, the Audit Committee reviews Alarion Financial’s and Alarion Bank’s (“Bank”) auditing, accounting, financial reporting, and internal control functions. This Committee recommends the independent auditor and reviews its services. The Audit Committee met eight times in 2008, and all of the Committee members attended at least 75% of the Committee meetings. A copy of the Audit Committee Charter was attached to the 2007 Proxy Statement as Exhibit A.

Report of the Audit Committee

The Board of Directors believes that all of the members of the Audit Committee are “independent directors” as defined under Rules 4200(a)(15) and 4350(d)(2)(A) of the Nasdaq Marketplace Rules, in that none of the members have any relationships or have served in any capacity that would impair their abilities to objectively and impartially execute their duties. The Audit Committee reviews the auditing, accounting, financial reporting, and internal control functions for both Alarion Financial and the Bank. The duties of the Audit Committee are primarily focused on three areas:

•	The adequacy of internal controls and financial reporting process and the reliability of Alarion Financial’s and the Bank’s financial statements;

•	The performance of Alarion Financial’s and the Bank’s internal auditors and the independence and performance of Alarion Financial’s and the Bank’s independent auditors; and

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Avenue• Ocala, Florida 34470

•	Ensuring Alarion Financial and the Bank are in compliance with legal and regulatory requirements.

The Audit Committee also recommends to the Board the appointment of the independent auditors and reviews their performance, fees, and independence from management.

Members of the Audit Committee met with management periodically to consider the adequacy of Alarion Financial’s and the Bank’s internal controls and the objectivity of their financial reporting. These matters were discussed with Alarion Financial’s and the Bank’s independent auditors and with management. The independent auditors have unrestricted access to the Audit Committee.

The Board of Directors has determined that none of the members of the Audit Committee has a relationship to Alarion Financial or the Bank that may interfere with each member’s independence from Alarion Financial and the Bank and its management.

The Board of Directors has determined that Director Job E. White, a Certified Public Accountant, has the requisite financial expertise to qualify as an “audit committee financial expert” as defined by rules and regulations of the Securities and Exchange Commission. Mr. White is independent from management, and the Board has designated Mr. White to hold that position on the Audit Committee. The Board also believes that all of the Audit Committee members have a level of financial literacy and familiarity with banking operations sufficient to provide strong financial guidance.

Management has primary responsibility for Alarion Financial’s and the Bank’s financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations, and cash flows of Alarion Financial and the Bank in conformity with accounting principles generally accepted in the United States of America. The independent auditors are given the opportunity to discuss any issues they believe should be brought to the Audit Committee’s attention. The Audit Committee monitors these processes, relying without independent verification, on the information provided and on the representations made by management and the independent auditors.

This year, the Audit Committee reviewed the unaudited Form 10-Qs and audited financial statements as of, and for, the fiscal year ended December 31, 2008. The Audit Committee met with both management and the independent auditors of Alarion Financial and the Bank to discuss those filings and financial statements. Management has represented to the Audit Committee that the quarter ended filings and financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee has received from and discussed with Hacker, Johnson & Smith, P.A. the written disclosure and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. These items relate to the auditing firm’s

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Avenue• Ocala, Florida 34470

independence from Alarion Financial and the Bank. The Audit Committee also discussed with Hacker, Johnson & Smith, P.A. any matters required to be discussed by the Statement on Auditing Standards No. 61. (Communication with Audit Committees).

Based on these reviews and discussions, the members of the 2008 Audit Committee recommended to the Board that the audited financial statements of Alarion Financial and the Bank be included in Alarion Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Respectfully submitted,

Job E. White, Chairman – Spencer Barrett – Gloria W. Fletcher – Thomas W. Williams, Jr.

Compensation Committee

The Compensation Committee for Alarion Financial and the Bank is composed of Carol R. Bosshardt, Michael P. Hill, Ignacio L. Leon, and Job E. White. In accordance with its Charter, the Compensation Committee serves with regard to compensation and personnel policies, programs and plans, including management development and succession, and to approve employee compensation and benefit programs. The Compensation Committee met 3 times in 2008 and all of the Committee’s members are considered independent under Nasdaq Marketplace Rule 4200(a)(15). Alarion Financial currently does not compensate, other than stock option grants and compensation received from the Bank, any of its officers and has no other employees.

Director Nominations

The Board of Directors of Alarion Financial does not have a standing Nominating Committee. The Board of Directors as a whole (excluding Jon M. Kurtz) performs the functions of a Nominating Committee for purposes of the annual selection of nominees for the election of directors. The Board does not believe a Nominating Committee is necessary because the Board as a whole, considers its nominees, is very familiar with the community, and is knowledgeable regarding the selection of directors from within the Ocala and Gainesville communities. In addition, eight of its nine members are considered “independent directors” under Nasdaq Marketplace Rule 4200(a)(15). The Board does not have a Nominating Committee Charter or other written guidelines for its nominating process. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited such recommendations, nor has it to date established any director nominee criteria or shareholder nominee procedures.

PROPOSAL 1 – ELECTION OF CLASS I DIRECTORS

The Board of Directors is presently comprised of nine members, each of whom has been nominated for re-election to a one-year term at this year’s Annual Meeting. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Avenue• Ocala, Florida 34470

The nine nominees are: Spencer Barrett; Carol R. Bosshardt; Gloria W. Fletcher; Michael P. Hill; Jon M. Kurtz; Ignacio L. Leon; Loralee W. Miller; Job E. White; and Thomas W. Williams, Jr. All of these director nominees have indicated their willingness to stand for election and to serve if elected. Each Alarion Financial director also serves as a director of the Bank and, with the exception of Dr. Leon and Mr. Barrett, has served as a director of Alarion Financial since its incorporation. Should any of the director nominees become unable or unwilling to serve, proxies will be voted for the election of such other person(s) as the Board of Directors may choose to nominate.

As previously discussed in this Proxy Statement, the affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect each director, which means, if there are nine director Board positions and only nine directors stand for election, it only takes one vote in favor of a director for that director to be elected. Abstentions and withheld votes will have the same effect as votes against a director nominee.

The following sets forth the names of the director nominees and a brief description of their principal occupations and business experience, and certain other information. Also included is information related to Alarion Financial’s non-director executive officer.

Director Nominees

Nominee	Age	Business Experience	Director Since
Spencer Barrett	57	Mr. Barrett has been the President of S. Barrett & Sons, Inc., an insurance brokerage firm, located in Ocala, Florida since 1984. Mr. Barrett is also the President of Penguin Commercial, Inc., which specializes in real estate investments. He is licensed as a stock broker, and also has a license to sell insurance. He also received a Certified Life Underwriter designation from the American College, Bryn Mawr, Pennsylvania in 1979.	2005

Carol R. Bosshardt	62	Ms. Bosshardt has been the Chief Executive Officer of Bosshardt Realty Services in Gainesville, Florida since 1987. She was a director of Millennium Bank in Gainesville, from 1998 to 2004. Ms. Bosshardt earned a Bachelor of Arts degree in social work from the University of Wisconsin in 1969 and her MBA from the University of Florida in July 2005. She is a long-standing member of the Gainesville community.	2005

Gloria W. Fletcher	60	Ms. Fletcher has been a practicing attorney since 1986. She currently practices criminal defense and children’s rights law with the firm of Gloria W. Fletcher, P.A. in Gainesville, Florida. Ms. Fletcher graduated with her Juris Doctorate from the University of Florida, College of Law in 1985. She has since 2003 been the Secretary and Treasurer for Legacy Realty & Property, LLC and Legacy Property Development, both in Gainesville, Florida.	2005

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

Nominee	Age	Business Experience	Director Since
Michael P. Hill	61	For the past 16 years Mr. Hill, has been Administrative Director of the Robert Boissoneault Oncology Institute, a five office medical practice located in three counties in Central Florida. Mr. Hill also served for 14 years as a senior officer and Secretary to the Board of Directors at Mid State Federal Savings and Loan (now Regions Bank) in Ocala, Florida. He is a past President of the Economic Development Council, as well as a past President of the Public Education Foundation of Marion County. Mr. Hill graduated from the University of Florida in 1969 with a degree in Business Administration. He is a Vietnam-era veteran and has lived in Ocala, Florida for more than 30 years.	2005

Jon M. Kurtz	59	Mr. Kurtz is the Chief Executive Officer and President of Alarion Financial and the Bank. He was formerly an Executive Vice President of SunTrust Bank, North Central Florida, in Ocala, Florida. Mr. Kurtz worked for SunTrust from 1992 until March of 2004, when he began to organize the Bank. Prior to 1992, he was Chief Credit Officer at California Federal Bank in Ft. Lauderdale, Florida from 1990 to 1992. His other prior banking experience includes holding senior management positions with Florida National Banks, Guaranty National Bank of Tallahassee, and SunTrust Bank. Mr. Kurtz earned a Bachelor of Science degree from Babson College in 1970, and a Masters in Business Administration from the University of South Florida in 1975.	2005

Ignacio L. Leon	56	Since 1986, Dr. Leon has been the Manager of Haras Santa Maria de Araras, S.A., a thoroughbred breeding and training facility in Ocala, Florida. He holds a veterinary medicine degree from Facultad de Ciencias Veterinarias, Universidad de Buenos Aires in Argentina. Dr. Leon has been a director of Alarion Financial and the Bank since 2005.	2005

Loralee W. Miller	60	Ms. Miller has been a resident of the Gainesville area since 1982. She received a Baccalaureate degree in education from Georgia State University in 1971 and a Masters Degree in education from the University of Central Florida in 1979. Ms. Miller earned her Masters while serving on the professional staff of the First Baptist Church of Winter Park, Florida, and as Director and Headmaster of its Learning Tree Preschool, also in Winter Park. From April 1998 through February 2004, Ms. Miller was an organizer and former director of Millennium Bank in Gainesville, Florida. During that period, she also served on the Executive Committee, Loan Committee, and as Chairperson of the Marketing Committee. Other experience includes the management of family-owned commercial, residential, and agricultural real estate businesses, and serving as President of Lake Area Development Company, a privately held local company. She is also a Realtor and an independent contractor with Bosshardt Realty Services, Inc. in Gainesville. Ms. Miller’s community activities include memberships in the Women’s Council of Realtors, and Council for Economic Outreach. She has also previously served several terms as a member of the Board of Directors of Oak Hall School.	2005

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

Nominee	Age	Business Experience	Director Since
Job E. White	53	Mr. White is a graduate from the University of Florida and is a lifelong resident of Gainesville, Florida. He is a partner in the firm of Reddish and White, CPA, and is a partner in Suite USA, Inc., a company that manages Campus Lodge Apartments throughout the United States. He is a past President of the Chamber of Commerce and the Kiwanis Club in Bradford County. Mr. White is also a past President of the Economic Growth and Development in Bradford County.	2005

Thomas W. Williams, Jr.	58	Mr. Williams is a real estate developer and builder in the greater Alachua County, Florida area. He is also a real estate broker, licensed both in Florida and Georgia and is also involved in tree farming. Mr. Williams graduated from the University of Georgia in 1972 with a degree in Agriculture.	2005

Non-Director Executive Officer

Officer	Age	Business Experience
Matthew Ivers	44	Mr. Ivers was appointed Chief Financial Officer for Alarion Financial and the Bank on April 2, 2007. Prior to that time, Mr. Ivers served as Controller of North Georgia National Bank, in Calhoun, Georgia (August 2006 to March 2007). Other financial institution experience includes serving as the Controller of Vision Bank in Panama City, Florida (October 2003 to August 2006), and as the Finance Manager of Peoples First Community Bank in Panama City, Florida (October 1997 to October 2003). He received a Bachelors of Science and Arts from the University of West Florida in 1996.

The Board of Directors Recommends that the Shareholders

Vote “For” the Election of the Nine Director Nominees.

BENEFICIAL STOCK OWNERSHIP OF

DIRECTORS AND EXECUTIVE OFFICERS

The table on the following page contains information regarding the current beneficial ownership of Alarion Financial common stock of each director and executive officer as of the record date. To the best of our knowledge there are no shareholders who are beneficial owners of more than 5% of our common stock.

(Table to follow on next page)

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

Name	Number of Shares(1)		Right to Acquire	% of Beneficial Ownership(5)
Spencer Barrett	24,445		5,920	1.14
Carol R. Bosshardt	74,525	(2)	23,682	3.67
Gloria W. Fletcher	62,500		19,011	3.05
Michael P. Hill	20,100		15,287	1.33
Matthew Ivers	1,000		4,167	0.19
Jon M. Kurtz	33,800	(3)	50,000	3.10
Ignacio L. Leon	21,195		6,510	1.04
Loralee W. Miller	57,486		1,490	2.22
Job E. White	58,572	(4)	17,993	2.87
Thomas W. Williams, Jr.	60,000		18,443	2.94

Total (10 people)	413,623		162,503	20.46%

(1)	Includes shares for which the named person:

•	Has sole voting and investment power;

•	Has shared voting and investment power; or

•	Holds in an IRA or other retirement plan.

(2)	Includes 1,250 shares owned by a related business of Ms. Bosshardt’s.
(3)	Includes 2,400 shares owned by a related business of Mr. Kurtz’.
(4)	Includes 750 shares owned by a related business of Mr. White’s.
(5)	Based on 2,653,208 shares outstanding and only the listed beneficial owner exercising his or her options. Shares are deemed to be “beneficially owned” if a person has sole or shared power to vote or to direct the voting of shares or the power to dispose, or to direct the disposition of shares, or if a person has the right to acquire such power within the next 60 days.

EXECUTIVE COMPENSATION

Our executive compensation program is designed to:

•	attract and retain qualified management;

•	meet short-term financial goals; and

•	enhance long-term shareholder value.

Alarion Financial has no salaried employees. Alarion Bank strives to pay each executive officer of the Bank a base salary that would be comparable with that which would typically be paid to a fully qualified officer holding a similar position in our market area. Our Board of Directors determines the level of base salary and any incentive bonus for the Chief Executive Officer and President and the other executive officers of the Bank based upon competitive norms, derived from surveys published by several independent banking institutes and private companies specializing in analysis of financial institutions. Such surveys provide information regarding compensation of financial institution officers and employees based on the size and geographic location of the financial institution and serve as a benchmark for determining executive salaries. Actual salary changes and discretionary bonus awards are based upon our Board of Directors’ evaluation of the Bank’s performance, the officer’s responsibilities, and individual performance standards.

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

Board Committee Interlocks and Insider Participation in Compensation Decisions

Our Chief Executive Officer and President Jon M. Kurtz, who is also the Chief Executive Officer and President of the Bank, serves as a member of both Boards of Directors. Mr. Kurtz participated in the Board’s deliberations regarding executive compensation, but did not participate in any deliberations regarding his own compensation.

Summary Compensation Table

The Summary Compensation Table below shows compensation information regarding our Chief Executive Officer and President, our Chief Financial Officer, the Bank’s Alachua County President, and the Bank’s Executive Vice President and Senior Lender. No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.

2008 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards	All Other Compensation	Total

Jon M. Kurtz Alarion Financial and Bank CEO/President	2008	$176,800	$13,260	$21,483	$26,867	$238,410	(1)
	2007	$170,000	$20,000	$12,489	$23,356	$225,845	(1)
	2006	$140,000	$20,000	—	$32,893	$192,893	(1)

Matthew Ivers (2) Alarion Financial and Bank CFO	2008	$100,000	$7,500	$3,634	$9,051	$120,185	(1)
	2007	$69,375	$5,000	$4,540	$7,616	$86,531	(1)

Robert L. Page Alachua County Bank President	2008	$135,200	$10,140	$9,525	$19,161	$174,026	(1)
	2007	$130,000	$14,787	$4,540	$17,964	$167,291	(1)
	2006	$105,000	$12,500	—	$13,719	$131,219	(1)

Walter Czuryla Bank EVP and Senior Lender	2008	$135,200	$10,140	$9,525	$15,900	$170,765	(1)
	2007	$130,000	$15,337	$4,540	$14,929	$164,806	(1)
	2006	$105,000	$12,500	—	$10,109	$127,609	(1)

(1)	Includes country club dues, health and dental insurance, and 401(k) Plan contributions.
(2)	Mr. Ivers joined Alarion Financial and the Bank on April 2, 2007, therefore, the compensation reported is only for a portion of 2007.

Outstanding Equity Awards at 2008 Fiscal Year-End

The table on the following page provides information as of December 31, 2008, regarding the Alarion Financial stock options that have been awarded to the named executive officer under the 2005 Stock Plan, which is further described herein. The information listed in the following table pertains to those stock options or portions thereof which have not yet been exercised and are currently outstanding.

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

	2008 Outstanding Equity Awards at Fiscal Year-End Table
	Option Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration	Value of Unexercised In the Money Options at December 31, 2008
Name	Exercisable	Unexercisable	($)	Date	Exercisable	Unexercisable
Jon M. Kurtz Alarion Financial & Bank President/CEO	31,250	0	10.00	12/14/2015	—	N/A
	13,750	0	10.50	08/07/2017	—	N/A
	5,000	5,000	10.00	11/19/2018	—	—
Matthew Ivers Alarion Financial & Bank CFO	3,334	1,666	10.50	08/07/2017	—	—

Robert L. Page Alachua County President	3,334	1,666	10.50	08/07/2017	—	—
	1,666	3,334	10.00	01/15/2018	—	—

Walter Czuryla Bank EVP and Senior Lender	3,334	1,666	10.50	08/07/2017	—	—
	1,666	3,334	10.00	01/15/2018	—	—

2005 STOCK PLAN SUMMARY

Grants

The 2005 Stock Plan, which was approved by Alarion Financial’s shareholders, provides for grants of options to purchase common stock, restricted shares of common stock (which may be subject to both grant and forfeiture conditions) (“Restricted Stock”), Restricted Stock Units which are contractual rights to receive shares of Restricted Stock at a future date or upon the occurrence of a future event, and grants of stock appreciation rights (entitling the grantee to receive the difference in value between the underlying common stock on the date of exercise and the value of such stock on the date of grant) (“SARs”), which may be either freestanding or granted in tandem with an option. Options to purchase common stock may be either incentive stock options (“ISOs”), which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options which are not intended to satisfy the requirements of Section 422 of the Code (“NQOs”).

Securities to be Offered

Initially, 225,000 shares of common stock were reserved for use under the 2005 Stock Plan, representing 15% of Alarion Financial’s outstanding stock. When new shares of common stock are issued, an additional 15% of such shares will also be reserved, up to a maximum of 450,000 shares. Therefore, as options are exercised or new stock is issued, additional shares can be reserved. At no time will the number of shares reserved exceed 15% of our outstanding stock. Any shares subject to an option that remain unissued after the cancellation, expiration or

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

exchange of an option and any shares of Restricted Stock which are forfeited will again become available for use under the 2005 Stock Plan. Any shares that are surrendered for cash or common stock, or a combination thereof, and any shares of common stock used to satisfy a withholding obligation, shall not again become available for use under the 2005 Stock Plan.

Stock Options Granted and Outstanding in 2008

The following table sets forth information about the number of shares reserved for issuance under our stock option plans.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance
Stock option plans approved by security holders	261,970	$10.14	112,495

Equity compensation plans not approved by security holders	0	N/A	0

Total	261,970	$10.14	112,495

Administration of Plan

The 2005 Stock Plan is administered by a Committee of the Board of Directors, which has the sole authority to grant options, SARs, Restricted Stock, and Restricted Stock Units. The Committee must consist of at least two directors, each of whom is a disinterested person under Rule 16b-3 under the Securities Exchange Act of 1934 and each of whom shall be or shall be treated as an “outside director” for purposes of Section 162(m) of the Code. The Board has authorized the Committee to interpret the 2005 Stock Plan and to determine the employees and directors to receive grants, the number of shares to be granted, the terms of option grants and restrictions on shares, the provisions of the respective option, Restricted Stock, and SAR agreements (which need not be identical), and to take such other action in the administration and operation of the 2005 Stock Plan as the Committee deems equitable under the circumstances. The Board of Directors, however, has reserved to itself the right to amend or terminate the 2005 Stock Plan. No amendment, however, may be effected without approval of the shareholders to the extent such approval is required under applicable law, Code Section 422, Rule 16b-3 or any applicable stock exchange rule. Furthermore, in no case can stock options be re-priced either by cancellation and re-grant or by lowering the exercise price of a previously granted award.

Eligibility

The Compensation Committee selects employees and directors to participate in the 2005 Stock Plan. An employee includes any employee of Alarion Financial or the Bank whose performance is, in the judgment of the Committee, directly or indirectly, material to the success of Alarion Financial or the Bank, and who is not a 10% shareholder. Employees are eligible for the grant of ISOs, NQOs, Restricted Stock, and SARs. Non-employee directors are only eligible for the grant of NQOs, SARs, and Restricted Stock.

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

Terms of Options

The 2005 Stock Plan authorizes the grant of ISOs or NQOs, both of which are exercisable for shares of common stock. All option grants to non-employee directors must be NQOs. Options may be granted for any reason the Compensation Committee deems appropriate under the circumstances. The price at which an option may be exercised for a share of common stock may not be less than the fair market value of a share of common stock on the date the option is granted. The “fair market value” means the closing price per share as reported in a financial periodical on the date the option is granted, or if no such closing price is available on such day, the closing price for the immediately preceding business day, or if no such prices are reported, a price determined by the Committee acting in good faith; provided, however, the fair market value can never be less than the book value of a share.

The period during which a stock option may be exercised shall be determined by the Compensation Committee at the time of option grant and may not extend more than 10 years from the date of grant. An option or portion thereof that is not exercised before expiration of the applicable option period shall terminate. An option agreement may provide for the exercise of an option within 90 days after the employment of an employee or the status of an individual as a director has terminated for any reason, except that the period may be extended to one year in the case of death or disability. The 2005 Stock Plan shall expire, and no further grants shall be made, 10 years after its approval by the shareholders.

The aggregate fair market value of ISOs granted to an employee under the 2005 Stock Plan, which first becomes exercisable in any calendar year, may not exceed $100,000.

Stock Appreciation Rights

Under the 2005 Stock Plan, stock appreciation rights may be granted as part of a stock option (a “Related Option”) with respect to all or a portion of the shares of common stock subject to the Related Option (a “Tandem SAR”) or may be granted separately (a “Freestanding SAR”). Tandem SARs and Freestanding SARs are collectively referred to as “SARs.” The share value of a Freestanding SAR shall be set forth in the related SAR agreement, and may not be less than the fair market value of a share of common stock on the date of grant of the SAR. The share value of a Tandem SAR shall be determined by the exercise price of the Related Option, which also may not be less than the fair market value of a share of common stock on the date of grant. The grant of SARs may be subject to such other terms as the Committee deems appropriate.

When a Freestanding SAR is exercised, the employee receives a payment determined by calculating the difference between the share value at grant as set forth in the SAR agreement and the fair market value of a share of common stock on the date of exercise. On the exercise of a Tandem SAR for a number of shares, the Related Option is deemed to be surrendered to the extent of the same number of shares and the payment is based on the increase in fair market value of common stock on the exercise date over the value stated in the option agreement.

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

Payment may be made in cash or stock, or a combination of cash and stock. The form and timing of payments shall be determined by the Compensation Committee. As of December 31, 2008, no SARs had been granted by Alarion Financial.

Restricted Stock

Shares of Restricted Stock may be granted to employees and directors and may be subject to one or more contractual restrictions as established by the Compensation Committee at the time of grant and as set forth in the related Restricted Stock agreement. The agreement will set forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the employee’s or director’s interest in the Restricted Stock will be forfeited. As soon as practicable after a grant has become effective, the shares will be registered to or for the benefit of the employee or director. The Restricted Stock agreement will state whether the employee or director has the right to receive any cash dividends paid with respect to the shares of Restricted Stock. If the employee or director has no right to receive cash dividends, the agreement may give the employee or director the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Dividends declared on the shares of Restricted Stock after grant, but before the shares are forfeited or become non-forfeitable, are treated as part of the grant of the related Restricted Stock. An employee or director has the right to vote the shares of Restricted Stock after grant until they are forfeited.

Shares of Restricted Stock may vest in installments or in total upon satisfaction of the stipulated conditions. If the restrictions are not satisfied, the shares are forfeited and again become available under the 2005 Stock Plan. To enforce the restrictions, all shares of Restricted Stock will be held by Alarion Financial until the restrictions are satisfied. The exercise or surrender of any option granted under the 2005 Stock Plan and the acceptance of a Restricted Stock grant shall constitute an employee’s or director’s full and complete consent to whatever actions the Compensation Committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender of such Restricted Stock. The Compensation Committee also can provide that an employee or director may elect to satisfy federal and state tax withholding requirements through a reduction in the number of shares of common stock actually transferred to the employee or director under the 2005 Stock Plan. Any such election and any such reduction shall satisfy the conditions to the exemption under Rule 16b-3. Grants of Restricted Stock will be effective for periods as determined by the Committee; provided, however no Restricted Stock may be granted after the earlier of the tenth anniversary of the 2005 Stock Plan being approved by the shareholders or the date on which all shares of common stock reserved under the 2005 Stock Plan have been issued, or are unavailable for use under the 2005 Stock Plan, in which event the 2005 Stock Plan also shall terminate on such date.

In the case of Restricted Stock grants, which vest only on the satisfaction of performance objectives, the Compensation Committee shall determine the performance objectives to be used in connection with Restricted Stock awards and shall determine the extent to which such objectives have been met. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such performance factors and criteria as

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

the Compensation Committee, in its sole discretion, shall select among one or more of the following: stock price, earnings per share, return on equity, return on capital, net income, return on assets or total return to shareholders. As of December 31, 2008, no restricted stock had been granted by Alarion Financial.

CAPITAL PURCHASE PROGRAM

On February 17, 2009, President Obama signed into law the American Recovery and Reinvestment Act of 2009 (“ARRA”). ARRA significantly amended the executive compensation initiations of EESA. To the extent ARRA conflicts with prior guidance, Alarion Financial believes ARRA will take precedence. ARRA has significant implications on the compensation arrangements of institutions, such as Alarion Financial, that have accepted or will accept government funds under the U.S. Department of the Treasury’s Capital Purchase Program (“CPP”). ARRA directs Treasury to establish standards and rules on executive compensation practices of CPP recipients. It is not clear in some provisions of ARRA whether the provisions apply upon ARRA’s enactment into law or whether they will take effect upon the issuance of appropriate guidance and regulations by the Treasury. ARRA’s restrictions will nevertheless apply to Alarion Financial, its compensation policies and its executive officers in several ways, including the following:

Bonuses and Incentive Compensation: Alarion Financial will generally be prohibited from paying or accruing any bonus, retention award or incentive compensation to its most highly compensated employee. Until the Treasury issues its guidance in the matter, it is not clear precisely which employees will be precluded from receiving bonuses and incentive compensation, other than in the form of restricted stock while the Treasury holds our Preferred Stock.

Golden Parachutes: The CPP imposed limitations on the ability of the Company to make “golden parachute payments” to Alarion Financial’s top ten senior executive officers. A golden parachute payment was previously defined under the CPP as a payment on account of an involuntary departure of the executive officer in an amount equal to or more than three times the last annual salary received by the executive prior to termination. ARRA broadens the meaning of the term “golden parachute payment” to include any payment for departure from a company for any reason, except for payments for services performed or benefits accrued.

Clawbacks: CPP required recipients such as Alarion Financial to recover any bonus, retention award, or incentive compensation paid to any one of its named executive officers based on statements of earnings, revenues, gains, or other criteria that are later found to be materially inaccurate. ARRA expands the “clawback” requirement to apply not only to the named executive officers, but also to the next 20 most highly compensated employees of the Alarion Financial.

Anti-Manipulation. ARRA also prohibits any compensation plan that would encourage manipulation of reported earnings to enhance the compensation of any of Alarion Financial’s employees.

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

ARRA also affects the following executive compensation policies and practices:

•

Alarion Financial’s Chief Executive Officer and Chief Financial Officer must provide a written certification to the SEC compliance with the executive compensation restrictions described in the CPP, as modified by ARRA.

•

The Board must enact a company-wide policy regarding excessive or luxury expenditures. This includes policies on entertainment, events, office and facility renovations, air and other travel and other activities or events that are not reasonable expenditures for staff development, reasonable performance incentives or other similar measures conducted in the normal course of business.

•

For years in which the Treasury owns our Preferred Stock, we may not claim a deduction on compensation paid to a senior executive officer in excess of the $500,000 compensation deduction limit of Section 162(m)(5) of the Internal Revenue Code. Moreover, the exception for performance based pay not counting against this limit will not be available to Alarion Financial.

Given the recent enactment of ARRA, the last minute changes added in the Congressional conference committee, and the lack of significant regulatory guidance to date, management, the Board and the Compensation Committee continue to evaluate the procedures and policies necessary to implement all of ARRA’s requirements.

DIRECTOR COMPENSATION

In 2008, neither Alarion Financial nor the Bank paid any cash compensation to their directors. Directors were awarded stock options, the value of which is reflected in the following table:

Name	Value of Stock Award
Spencer Barrett	$1,711
Carol R. Bosshardt	$1,748
Gloria W. Fletcher	$1,525
Michael P. Hill	$2,567
Jon M. Kurtz	$9,850
Ignacio L. Leon	$2,809
Loralee W. Miller	$2,771
Job E. White	$3,422
Thomas W. Williams, Jr.	$3,441

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

PROPOSAL 2 – ADVISORY VOTE ON

EXECUTIVE COMPENSATION

Background of the Proposal

ARRA also requires financial institutions, such as Alarion Financial, which have accepted government funds under CPP to permit a separate and non-binding shareholder vote to approve the compensation of such financial institution’s named executive officers. The SEC recently issued guidance that requires participants in the CPP to submit to shareholders annually for their approval the executive compensation arrangements as described in their proxy statements, including the tabular disclosure, until such time as the Preferred Stock issued pursuant to the CPP is redeemed.

Executive Compensation

Alarion Financial believes that its compensation policies and procedures, which are reviewed and approved by the Compensation Committee, encourage a culture of pay for performance and are strongly aligned with the long-term interests of shareholders. Like most companies in the financial services sector, the recent and ongoing financial downturn had a significant negative impact on Alarion Financial’s 2008 results of operations and on the price of our Common Stock. In Florida, this has been primarily driven by the significant deflation in real estate values. Consistent with the objective of aligning the compensation of the Alarion Financial’s named executive officers with the annual and long-term performance of Alarion Financial and the interests of our shareholders, these factors were also reflected in the compensation of Alarion Financial’s named executive officers for 2008, and in a number of executive compensation-related actions that have been taken by Alarion Financial and the Compensation Committee with respect to 2009. An expanded discussion regarding the Compensation Committee’s considerations in response to the adverse economic conditions is described above under “Executive Compensation.”

As required by ARRA and the guidance provided by the SEC, the Board of Directors has authorized a shareholder vote on the Company’s executive compensation plans, programs and arrangements as reflected in the Compensation Discussion and Analysis, the disclosures regarding named executive officer compensation provided in the various tables included in this Proxy Statement, the accompanying narrative disclosures and the other compensation information provided in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“Resolved, that the shareholders of Alarion Financial Services, Inc. approve the overall executive compensation policies and procedures employed by the company, as described in the Proxy Statement for the 2009 Annual Meeting of Shareholders.”

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

Vote Required and Effect

Approval of Alarion Financial’s executive compensation policies and procedures requires that the number of votes cast in favor of the proposal exceed the number of votes cast against it. Abstentions and broker non-votes will not be counted as votes cast and therefore will not affect the determination as to whether Alarion Financial’s executive compensation policies and procedures are approved. Because this shareholder vote is advisory, it will not be binding upon Alarion Financial, the Board of Directors or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors Recommends that Shareholders Vote “For”

Approval of the Resolution Concerning Executive Compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Alarion Financial does not make loans to its directors, executive officers, or employees. The Bank, however, does promote lending relationships with our directors, officers, and employees. Loans made to directors, executive officers, and principal shareholders, defined as individuals owning 10% or more of Alarion Financial’s common stock (collectively, “Affiliates”) are governed under the provisions of Section 22(h) of the Federal Reserve Act, which requires that any loans made to Affiliates, or to any related interest of an Affiliate, must: (i) be on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with non-affiliated parties; and (ii) not involve more than the normal risk of repayment or present other unfavorable features. There is, however, an exception for loans made to employees who are Affiliates that are made pursuant to a benefit or compensation package that is widely available to all Bank employees and does not give a preference to Affiliates. There is also an aggregate limit of $25,000, or 5% of the amount of the Bank’s unimpaired capital and unimpaired surplus on all loans to an individual Affiliate, unless the amount has been approved by the Board of Directors and the Affiliate has abstained from participating in the voting.

There is a further exception regarding loans to executive officers of the Bank. Executive officers are those people who participate, or who have authority to participate, in major policy making functions of the Bank, regardless of their title. The Bank may lend any otherwise permissible sum of money to an executive officer for: (i) financing the education of the officer’s children; (ii) a first mortgage on the officer’s residence approved by the Board of Directors; or (iii) a loan secured by certain low-risk collateral. The Bank may also lend up to the higher of $25,000 or 2.5% of the Bank’s unimpaired capital and unimpaired surplus (but never more than $100,000) to an executive officer for any other purpose.

As of December 31, 2008, the Bank had an aggregate total of $9,264,168 outstanding in loans and other extensions of credit to Affiliates, representing 5% of the Bank’s total loans outstanding. All of the outstanding loans to directors and executive officers are performing pursuant to their terms.

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors, and any person who beneficially owns more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms filed. Based solely on the review of copies of the filings we have received, or representations from such reporting persons, it is our belief that during 2008 all such filings by our officers and directors were made timely except for 2. Mr. Leon and Ms. Miller each inadvertently filed late one Form 4 reporting an exercise of stock options.

PROPOSAL 3 – RATIFICATION OF THE APPOINTMENT

OF THE INDEPENDENT AUDITOR FOR THE FISCAL

YEAR ENDING DECEMBER 31, 2009

After receiving the recommendation of the Audit Committee, the Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. (“Hacker, Johnson”), as the independent auditors for Alarion Financial and the Bank for the fiscal year ending December 31, 2009. A representative from the firm is expected to be present at the Annual Meeting to make a statement and to respond to any shareholder questions.

Audit Fees: The aggregate fees billed for professional services by Hacker, Johnson, in connection with the audit of the annual financial statements and the reviews of the financial statements included in Alarion Financial’s filings with the Securities and Exchange Commission for the fiscal year December 31, 2008 and December 31, 2007, were $37,000 and $34,000, respectively.

Audit-Related Fees: In 2008 and 2007, Hacker, Johnson did not bill Alarion Financial or the Bank for any other audit-related fees.

Tax Fees: In 2008 and 2007, Hacker, Johnson billed Alarion Financial $5,000 each year for tax compliance or advice.

All Other Fees: Excluding the fees described above, Hacker, Johnson did not bill Alarion Financial or the Bank in 2008 or 2007 for any other fees.

In all instances, Hacker, Johnson’s performance of these services was pre-approved by the Audit Committee at a meeting thereof where all relevant facts were disclosed and discussed.

In order to be adopted, this item must be approved by the holders of a majority of the outstanding shares of Alarion Financial’s common stock present or represented by proxy and entitled to vote at the Annual Meeting. If the shareholders do not vote in favor of the appointment of Hacker, Johnson, the Board of Directors will consider the selection of other auditors that are qualified to practice before the Securities and Exchange Commission.

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

The Board of Directors Recommends that Shareholders Vote “For”

the Ratification of Hacker, Johnson & Smith, P.A., as the

Independent Auditors for the Fiscal Year Ending December 31, 2009.

PROPOSAL 4 – ADJOURNMENT OF ANNUAL MEETING

The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are an insufficient number of votes to approve Proposals 1, 2 or 3 at the Annual Meeting. In order to permit proxies that have been timely received by Alarion Financial to be voted for an adjournment, we are submitting this item as a separate matter for your consideration.

If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

The Board of Directors Recommends that Shareholders Vote “For”

the Approval of the Adjournment of the Annual Meeting.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for the 2010 Annual Meeting, a shareholder’s proposal to take action at such meeting must be received at Alarion Financial’s corporate headquarters at One Northeast First Avenue, Ocala, Florida 34470, on or before December 14, 2009. Proposals must comply with the Securities and Exchange Commission’s proxy rules as provided in 17 C.F.R. Section 240.14a-8 in order to be included in Alarion Financial’s proxy materials.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Alarion Financial has no formal procedures to follow for shareholders to communicate with the Board of Directors. Should you wish to submit a written communication to the Board or an individual director, you may mail or deliver such communication to Jon M. Kurtz, Chief Executive Officer and President, Alarion Financial Services, Inc., One Northeast First Avenue, Ocala, Florida 34470. All appropriate communications received from shareholders will be forwarded to the Board of Directors or any committee thereof, as appropriate. Should a shareholder wish to address the Board in person, the shareholder may submit such request to Mr. Kurtz. Depending on the matter the shareholder wishes to discuss with the Board and the Board’s availability, the Board will consider such a request in determining whether to invite the shareholder to address the Board.

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

SOLICITATION

The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Alarion Financial. Proxies may be solicited by directors, officers, or our other employees, in person or by telephone, e-mail, or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

OTHER MATTERS WHICH MAY PROPERLY

COME BEFORE THE ANNUAL MEETING

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies.

AVAILABILITY OF ADDITIONAL INFORMATION

Accompanying this Proxy Statement is Alarion Financial’s 2008 Annual Report, which includes our audited financial statements. Additional copies of Alarion Financial’s 2008 Annual Report on Form 10-K are available to shareholders at no charge. Any shareholder who would like an additional copy may contact Jon M. Kurtz, Chief Executive Officer and President, Alarion Financial Services, Inc., One Northeast First Avenue, Ocala, Florida 34470.

Alarion Financial currently files periodic reports (including Form 10-Ks, Form 10-Qs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by Alarion Financial and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements, and other information regarding registrants that file electronically with the Securities and Exchange Commission, including that of Alarion Financial. This information may be reviewed on the Securities and Exchange Commission’s website, which is www.sec.gov.

Under new rules promulgated by the Securities and Exchange Commission, we are providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet. You may access the following information as of the date the proxy materials are first sent our shareholders at https://www.sendd.com/EZProxy/?project_id=140, which does not have “cookies” that identify visitors to the site: Notice of 2009 Annual Meeting of Shareholders; Proxy Statement for 2009 Annual Meeting of Shareholders; and Annual Report on Form 10-K for the year ended December 31, 2008.

ALARION FINANCIAL SERVICES, INC.	April 13, 2009

ALARION FINANCIAL SERVICES, INC. • PROXY STATEMENT

One Northeast First Street• Ocala, Florida 34470

REVOCABLE PROXY

ALARION FINANCIAL SERVICES, INC.

ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints the members of the Board of Directors of Alarion Financial Services, Inc. (“AFSI”), with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of AFSI which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held the Gainesville Country Club, 7300 SW 35th Way, Gainesville, Florida on May 13, 2009, at 1:00 p.m., and at any and all adjournments thereof.

The undersigned shareholder of AFSI may revoke this Proxy at any time before it is voted by either filing with the Corporate Secretary of AFSI, a written notice of revocation, by delivering to AFSI a duly executed Proxy bearing a later date, or by attending this Annual Meeting and voting in person.

THE FOLLOWING PROPOSALS ARE BEING ACTED UPON:

PROPOSAL 1: The election of nine members of AFSI’s board of directors;			FOR	WITHHOLD	FOR ALL EXCEPT
Spencer Barrett	Carol R. Bosshardt	Gloria W. Fletcher	☐	☐	☐
Michael P. Hill	Jon M. Kurtz	Ignacio L. Leon
Loralee W. Miller	Job E. White	Thomas W. Williams, Jr.

INSTRUCTION: To withhold Authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below:

PROPOSAL 2: Advisory vote on executive compensation;			FOR	AGAINST	ABSTAIN
			☐	☐	☐

PROPOSAL 3: The ratification of the selection of Hacker, Johnson & Smith, P.A. as the independent auditors for AFSI for 2009; and			FOR	AGAINST	ABSTAIN
			☐	☐	☐

PROPOSAL 4: The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve Proposals 1, 2 or 3.			FOR	AGAINST	ABSTAIN
			☐	☐	☐

IN THEIR DISCRETION THE PROXY COMMITTEE IS AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before this Annual Meeting or any adjournments thereof.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED.

IMPORTANT: Please sign your name exactly as it appears on your stock certificate. When shares are held by joint tenants, both should sign, when signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

A copy of AFSI’s proxy statement and of its Annual Report on Form 10-K are available via the Internet at the following address: https://www.sendd.com/EZProxy/?project_id=140

The undersigned acknowledges receiving from AFSI, prior to the execution of the Proxy, a Notice of the Annual Meeting and a Proxy Statement dated April 13, 2009.

No. of Common Shares Voting:	Signature:

Signature if held jointly:

ADDRESS LABEL	Date:

Please mark, sign, date and return this Proxy Card promptly, using the enclosed envelope. If you receive more than one Proxy Card, please sign and return all cards in the accompanying envelope.